UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

KINGSWAY FINANCIAL SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15204	85-1792291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 S. Riverside Plaza, Suite 1520 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 766-2138

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed on the Current Report on Form 8-K filed by Kingsway Financial Services Inc., a Delaware corporation (the “Company”) on February 18, 2025 (the “Prior 8-K”), the Company previously entered into certain Subscription Agreements (the “Subscription Agreements”) pursuant to which the Company issued and sold, in a private placement (the “Private Placement”) to accredited investors, 176,756 shares of a newly created class of preferred stock designated Class C Preferred Stock, with a liquidation preference of $25 per share (the “Class C Preferred Stock”), for aggregate proceeds of $4,418,900 (the “Initial Closing”).

On February 18 through February 24, 2025, the Company entered into additional Subscription Agreements pursuant to which the Company issued and sold, in a second closing of the Private Placement (the “Second Closing”), 63,244 shares of Class C Preferred Stock for aggregate proceeds of $1,581,100. The aggregate offering of the Class C Preferred Stock by the Company pursuant to the Subscription Agreements is hereinafter referred to as the “Offering”. The shares of Class C Preferred Stock issued in the Offering are offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

The Class C Preferred Stock has not been registered under the Securities Act or any state securities or “blue sky” laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities and no form of general solicitation or general advertising was conducted in connection with the Offering.

As previously disclosed in the Prior 8-K, in connection with the Private Placement, the Company filed a certificate of designations for the Class C Preferred Stock with the Delaware Secretary of State. The information disclosed in Item 1.01 of the Prior 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K is incorporated by reference into this Item 3.02. The offer and sale of the Class C Preferred Stock in the Private Placement was made in reliance on the exemption from registration afforded under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Form of Subscription Agreement - Legal Entity*
10.2	Form of Subscription Agreement - Individual Investor*
104	Cover Page Interactive Data File

*	Exhibit contained in the registrant’s Current Report on Form 8-K (file number 001-15204) filed on February 18, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

Date: February 24, 2025	By:	/s/ Kent A. Hansen
	Name:	Kent A. Hansen
	Title:	Chief Financial Officer

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